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                                                                    Exhibit 23.3

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No.
333-      of Motorola, Inc. on Form S-3 of our report dated February 9, 1999, appearing in the Annual Report on Form 10-K of General Instrument Corporation for the year ended December 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


/s/ Deloitte & Touche LLP

Parsippany, New Jersey
January 10, 2001